UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________________________

FORM 8-K
____________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2014

____________________________________

Nuvilex, Inc.

(Exact name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-68008 (Commission File Number)	62-1772151 (IRS Employer Identification No.)

12510 Prosperity Drive, Suite 310

Silver Spring, Maryland

(Address of Principal Executive Offices)

(917) 595-2850
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

See the descriptions of the Consulting Agreement, dated September 29, 2014, between Nuvilex, Inc. (“Company”) and Patricia Gruden (“Gruden Consulting Agreement”), the Stock Option Agreement, dated September 29, 2014, between the Company and Patricia Gruden (“Gruden Option Agreement”), the Consulting Agreement, dated September 29, 2014, between the Company and Timothy Matula (“Matula Consulting Agreement”), the Stock Option Agreement, dated September 29, 2014, between the Company and Timothy Matula (“Matula Option Agreement”), the Consulting Agreement, dated September 29, 2014, between the Company and Richard M. Goldfarb (“Goldfarb Consulting Agreement”) and the Stock Option Agreement, dated September 29, 2014, between the Company and Richard M. Goldfarb (“Goldfarb Option Agreement”) in Item 5.02 below.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Robert Bowker

Effective as of October 1, 2014, Robert Bowker resigned from his position as a member of the board of directors of the Company (“Board”).

Patricia Gruden

Effective as of October 1, 2014, Patricia Gruden resigned from her positions as Chief Financial Officer, Treasurer, Secretary, member of the Board and Chairman of the Board of the Company.

In connection with her departure, the Company entered into the Gruden Consulting Agreement with Mrs. Gruden pursuant to which she agreed to provide the Company with consulting services and agreed to certain customary restrictive covenants, including non-competition and confidentiality. Ms. Gruden will receive cash compensation of $10,000 per month. The Gruden Consulting Agreement may be terminated by the Company upon 30 days’ notice, and otherwise expires on September 30, 2016. The Company also entered into the Gruden Option Agreement with Mrs. Gruden pursuant to which the Company granted Ms. Gruden an option to purchase up to 10,000,000 shares of the Company’s common stock, par value $0.0001 (“Common Stock”), at an exercise price of $0.19 per share. The Gruden Option Agreement terminates and the option is forfeited if the Company terminates the Gruden Consulting Agreement for Cause, if Mrs. Gruden breaches any of the restrictive covenants under the Gruden Consulting Agreement or if Mrs. Gruden fails to provide the consulting services required by the Gruden Consulting Agreement.

Copies of the Gruden Consulting Agreement and Gruden Option Agreement are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and they are hereby incorporated by reference herein. The summary above does not purport to be complete and is subject to and qualified in its entirety by reference to the texts of the Gruden Consulting Agreement and Gruden Option Agreement.

Timothy Matula

Effective as of October 1, 2014, Timothy Matula resigned from his position as President of Medical Marijuana Sciences, Inc., a subsidiary of the Company, and as a director of the Company.

In connection with his departure, the Company entered into the Matula Consulting Agreement with Mr. Matula pursuant to which he agreed to provide the Company with consulting services and agreed to certain customary restrictive covenants, including non-competition and confidentiality. Mr. Matula will receive cash compensation of $10,000 per month. The Matula Consulting Agreement may be terminated by the Company upon 30 days’ notice and expires on September 30, 2016. The Company also entered into the Matula Option Agreement with Mr. Matula pursuant to which the Company granted Mr. Matula an option to purchase up to 10,000,000 shares of Common Stock at an exercise price of $0.19 per share. The Matula Option Agreement terminates and the option is forfeited if the Company terminates the Matula Consulting Agreement for Cause, if Mr. Matula breaches any of the restrictive covenants under the Matula Consulting Agreement or if Mr. Matula fails to provide the consulting services required by the Matula Consulting Agreement.

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Copies of the Matula Consulting Agreement and Matula Option Agreement are attached as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K, and they are hereby incorporated by reference herein. The summary above does not purport to be complete and is subject to and qualified in its entirety by reference to the texts of the Matula Consulting Agreement and Matula Option Agreement.

Richard M. Goldfarb

On September 30, 2014, Richard M. Goldfarb resigned from his position as a member of the Board of the Company to be effective at a time to be determined by the Chief Executive Officer of the Company.

In connection with his anticipated departure, the Company entered into the Goldfarb Consulting Agreement with Mr. Goldfarb pursuant to which he agreed to provide the Company with consulting services and agreed to certain customary restrictive covenants, including non-competition and confidentiality. The compensation Mr. Goldfarb will receive under the Goldfarb Consulting Agreement is the option granted pursuant to the Goldfarb Option Agreement. The Goldfarb Consulting Agreement may be terminated by the Company upon 30 days’ notice and expires on September 30, 2015. The Company also entered into the Goldfarb Option Agreement with Mr. Goldfarb pursuant to which the Company granted Mr. Goldfarb an option to purchase up to 5,000,000 shares of Common Stock at an exercise price of $0.19 per share. The Goldfarb Option Agreement terminates and the option is forfeited if the Company terminates the Goldfarb Consulting Agreement for Cause, if Mr. Goldfarb breaches any of the restrictive covenants under the Goldfarb Consulting Agreement or if Mr. Goldfarb fails to provide the consulting services required by the Goldfarb Consulting Agreement.

Copies of the Goldfarb Consulting Agreement and Goldfarb Option Agreement are attached as Exhibits 10.5 and 10.6, respectively, to this Current Report on Form 8-K, and they are hereby incorporated by reference herein. The summary above does not purport to be complete and is subject to and qualified in its entirety by reference to the texts of the Goldfarb Consulting Agreement and Goldfarb Option Agreement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 1, 2014, the Board adopted Amendment No. Two to the Bylaws of Nuvilex, Inc. (“Amendment”). The Amendment revises the notice requirements for a director to call a special meeting of the Board and provides that the Company can accept contracts for services to be performed as consideration for issuances of Common Stock. The Amendment is furnished as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit 3.1	Amendment No. Two to the Bylaws of Nuvilex, Inc.

Exhibit 10.1	Consulting Agreement, dated September 29, 2014, between Nuvilex, Inc. and Patricia Gruden.

Exhibit 10.2	Stock Option Agreement, dated September 29, 2014, between Nuvilex, Inc. and Patricia Gruden.

Exhibit 10.3	Consulting Agreement, dated September 29, 2014, between Nuvilex, Inc. and Timothy Matula.

Exhibit 10.4	Stock Option Agreement, dated September 29, 2014, between Nuvilex, Inc. and Timothy Matula.

Exhibit 10.5	Consulting Agreement, dated September 29, 2014, between Nuvilex, Inc. and Richard M. Goldfarb.

Exhibit 10.6	Stock Option Agreement, dated September 29, 2014, between Nuvilex, Inc. and Richard M. Goldfarb.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 3, 2014	Nuvilex, Inc.

By: /s/ Kenneth L. Waggoner
Name: Kenneth L. Waggoner
Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

Exhibit 3.1	Amendment No. Two to the Bylaws of Nuvilex, Inc.

Exhibit 10.1	Consulting Agreement, dated September 29, 2014, by and between Nuvilex, Inc. and Patricia Gruden.

Exhibit 10.2	Stock Option Agreement, dated September 29, 2014, by and between Nuvilex, Inc. and Patricia Gruden.

Exhibit 10.3	Consulting Agreement, dated September 29, 2014, by and between Nuvilex, Inc. and Timothy Matula.

Exhibit 10.4	Stock Option Agreement, dated September 29, 2014, by and between Nuvilex, Inc. and Timothy Matula.

Exhibit 10.5	Consulting Agreement, dated September 29, 2014, by and between Nuvilex, Inc. and Richard M. Goldfarb.

Exhibit 10.6	Stock Option Agreement, dated September 29, 2014, by and between Nuvilex, Inc. and Richard M. Goldfarb.

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